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                                                                   EXHIBIT 23.1a


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference into the previously filed Registration Statements on Form S-8 Nos. 333-27447 and 333-27463 of Zydeco Energy, Inc. of our report dated March 8, 2000, included in this Form 10-KSB.



HEIN+ASSOCIATES LLP

Dallas, Texas
March 27, 2000

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